                                                                    EXHIBIT 10.1


                                    FORM OF
                      LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                  IHC II, LLC

                           Dated as of ________, 1999

                                TABLE OF CONTENTS

ARTICLE 1

         DEFINITIONS..............................................................................................1

ARTICLE 2

         FORMATION, DURATION AND PURPOSES.........................................................................7
         Section 2.1                Formation.....................................................................7
         Section 2.2                Name; Registered Agent and Registered Office..................................7
         Section 2.3                Principal Office..............................................................7
         Section 2.5                Purposes and Business.........................................................8

ARTICLE 3

         RIGHTS AND OBLIGATIONS OF MEMBERS........................................................................8
         Section 3.1                Limited Liability.............................................................9
         Section 3.2                Admission of Members..........................................................9
         Section 3.3                Bankruptcy of a Member........................................................9
         Section 3.4                No Withdrawal.................................................................9
         Section 3.5                Remuneration To Members.......................................................9
         Section 3.6                Duties and Conflicts..........................................................9

ARTICLE 4

         MANAGEMENT..............................................................................................10
         Section 4.1                Management by the Class A Member; Members....................................10
         Section 4.2                Bank Accounts................................................................12
         Section 4.3                Liability; Indemnification...................................................12
         Section 4.4                Limitation on Sale of Assets.................................................12

ARTICLE 5

         BOOKS AND RECORDS.......................................................................................13
         Section 5.1                Books and Records............................................................13
         Section 5.2                Accounting and Fiscal Year...................................................13
         Section 5.3                Reports......................................................................13
         Section 5.4                The Company Accountant.......................................................14

ARTICLE 6

         CONTRIBUTIONS...........................................................................................15
         Section 6.1                Initial Capital Contributions................................................15
         Section 6.2                Additional Capital Contributions.............................................15
         Section 6.3                No Third Party Beneficiary...................................................15
         Section 6.5                Withdrawal of Capital........................................................16
         Section 6.6                Negative Capital Accounts....................................................16



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



ARTICLE 7

         ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS

          .......................................................................................................16
         Section 7.1                Profits and Losses...........................................................16
         Section 7.2                Regulatory Allocations.......................................................16
         Section 7.3                Tax Allocations..............................................................17
         Section 7.4                Tax Matters Member...........................................................17
         Section 7.5                Tax Elections................................................................17
         Section 7.6                Intention of the Members.....................................................17

ARTICLE 8

         DISTRIBUTIONS...........................................................................................17
         Section 8.1                Cash Available for Distributions.............................................17

ARTICLE 9

         TRANSFER................................................................................................18
         Section 9.1                No Transfer of Interests.....................................................18
         Section 9.2                [Reserved]...................................................................18
         Section 9.3                Transferees..................................................................18
         Section 9.4                Admission of Additional Members..............................................19

ARTICLE 10

         TERMINATION.............................................................................................19
         Section 10.1               Dissolution..................................................................19
         Section 10.2               Termination..................................................................20
         Section 10.3               Acts in Furtherance of Liquidation...........................................21

ARTICLE 11

         INTENTIONALLY RESERVED..................................................................................21

ARTICLE 12

         GENERAL PROVISIONS......................................................................................21
         Section 12.1               Covenants, Representations and Warranties of the Members.....................21
         Section 12.2               Notices......................................................................22
         Section 12.3               Governing Laws; Jurisdiction; Venue..........................................23
         Section 12.4               Entire Agreement.............................................................24
         Section 12.5               Waiver.......................................................................24
         Section 12.6               Severability.................................................................24
         Section 12.7               Terminology..................................................................24
         Section 12.8               Action by the Members........................................................25
         Section 12.9               Amendments...................................................................25
         Section 12.10              Binding Agreement............................................................25
         Section 12.11              Further Assurances...........................................................25



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         SCHEDULES & EXHIBITS:

         Schedule 1.1 - Initial Capital Account of Class Member
         Schedule 1.3 - List of Submanagement Agreements
         Schedule 2.4.1 - List of Management Agreements




                                       iii


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                                     FORM OF
                       LIMITED LIABILITY COMPANY AGREEMENT
                       -----------------------------------

         THIS LIMITED LIABILITY COMPANY AGREEMENT (this "AGREEMENT"), made and entered into as of this _____ day of May ___, 1998 by and among INTERSTATE HOTELS MANAGEMENT, INC., a Maryland corporation (together with its permitted successors and assigns hereunder "INTERSTATE MANAGEMENT"), and [MARRIOTT MEMBER], a [Delaware ] corporation (together with its permitted successors and assigns hereunder "MM"). Interstate Management and MM are each sometimes referred to herein individually as a "MEMBER" and collectively as the "MEMBERS."

                                 R E C I T A L S

         WHEREAS, the Members have formed a limited liability company with the name "IHC II, LLC" (the "COMPANY") under the Act (as defined below) by the filing of a Certificate of Formation (the "CERTIFICATE OF FORMATION") with the Delaware Secretary of State as of __________, __, 1998; and

         WHEREAS, the Members now desire to enter into this Agreement in order to govern the operations of the Company and the rights and obligations of the Members.

         NOW, THEREFORE, in consideration of the recitals and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         For purposes of this Agreement, initially capitalized terms used herein shall have the following meanings:

         "ACT" as defined in Section 2.1.

         "ADDITIONAL MEMBER" as defined in subsection 9.4.2.

         "AFFILIATE" means, when used with respect to any Person, any other Person controlling or controlled by or under common control with such Person. For purposes of this definition, the term "CONTROL," with respect to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or of other beneficial interests or by contract or otherwise.

         "AGREEMENT" as defined in the Preamble.

         "BANKRUPTCY" means, with respect to any Person, (I) the commencement by such Person of a proceeding seeking relief under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Person is insolvent or bankrupt; (iii) the entry of an order for relief under the Bankruptcy Code with respect to such Person; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within seventy-five (75) days from the date of such filing; (v) the filing of an answer by such Person admitting the material allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Person unless such appointment is vacated or dismissed within seventy-five (75) days from the date of such appointment but not less than five
(5) days before the proposed sale of any assets of such Person; (vii) the insolvency of such Person or the execution by such Person of a general assignment for the benefit of creditors; (viii) the convening by such Person of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or composition of its debts or an extension of its debts; (ix) the failure of such Person to pay its debts generally as they mature; (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Person where such seizure is not discharged within ten (10) days thereafter; or (xi) the admission by such Person in writing of its inability to pay its debts generally as they mature or that it is generally not paying its debts as they become due.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "BOOK DEPRECIATION" means, for each fiscal year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Book Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such year is zero, Book Depreciation shall be determined with reference to such beginning Book Value using a method reasonably selected by the Managing Member.

         "BOOK VALUE" means, with respect to any asset of the Company, the asset's adjusted basis for federal income tax purposes, except as follows:

         (i) the initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such assets;

         (ii) the Book Values of all Company assets shall be adjusted to equal their respective fair market values as permitted pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations;


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



         (iii) the Book Value of any asset of the Company distributed to any Member shall be adjusted to equal the gross fair market value of such asset as of the date of distribution; and

         (iv) the Book Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
Section 734(b) or 743(b) to the extent such adjustments are taken into account in determining Capital Accounts and are not otherwise reflected in an adjustment made pursuant to this definition of "Book Value."

         If the Book Value of an asset has been determined or adjusted pursuant to this definition of Book Value, then such Book Value shall thereafter be adjusted by Book Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         "BUSINESS DAY" means any day other than a Legal Holiday.

         "CAPITAL ACCOUNT" means, with respect to any Member, the separate "book" account which the Company shall establish and maintain for such Member in accordance with Section 704(b) of the Code and Regulations Section 1.704-1(b)(2)(iv) and such other provisions of Section 1.704-1(b) of the Regulations as must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations. In furtherance of the foregoing, the Capital Accounts shall be maintained in compliance with
Section 1.704-1(b)(2)(iv) of the Regulations, and the provisions hereof shall be interpreted and applied in a manner consistent therewith.

         "CAPITAL CALL DUE DATE" as defined in subsection 6.2.2.

         "CAPITAL CALL NOTICE" as defined in subsection 6.2.2.

         "CAPITAL CONTRIBUTIONS" as defined in subsection 6.2.1.

         "CERTIFICATE OF FORMATION" as defined in the Preamble.

         "CLASS A MEMBER" means Interstate Management, and any successor to Interstate Management appointed as Class A Member in accordance with the provisions of this Agreement.

         "CLASS B MEMBER" means MM, and any successor to MM as permitted in accordance with the terms of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

         "COMPANY" as defined in the Preamble.

         "COMPANY ACCOUNTANT" as defined in Section 5.4.

         "CONTRACTS" means collectively, the Management Agreements and the Submanagement Agreements and the Marriott franchise agreements assumed by the Company as franchisee in connection with the Management Agreements.

         "HOTELS" means those hotels listed on Schedule 1.1 hereto.

         "INITIAL CAPITAL CONTRIBUTIONS" as defined in Section 6.1.

         "INTEREST" means, with respect to any Member at any time, the interest of such Member in the Company at such time, including the right of such Member to any and all of the benefits to which such Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed. If a date is a Legal Holiday, the date set for any action hereunder shall be the next succeeding day that is not a Legal Holiday.

         "LIQUIDATING MEMBER" means the Class A Member; provided, however, if the Class A Member's bankruptcy, withdrawal or liquidation shall have preceded the liquidation of the Company, the Class B Member shall be the Liquidating Member.

         "MANAGEMENT AGREEMENTS" means those certain Management Agreements entered into by and among the Company and [WYNDHAM] as more fully described therein, as the same may be amended, modified, restated or otherwise modified from time to time.

         "MEMBER" or "MEMBERS" means, initially, the Persons identified as Members in the preamble to this Agreement, and thereafter shall include any Person admitted as Substitute Member or an Additional Member.

         "NECESSARY COSTS" as defined in subsection 6.2.3.

         "NET CAPITAL PROCEEDS" means (I) the net cash proceeds arising out of the refinancing or refunding of any Company indebtedness or any additional indebtedness, and (ii) gross receipts (including condemnation and casualty insurance proceeds) from the sale, exchange or other disposition (excluding leasing in the ordinary course of business) of any Company assets, less (A) any indebtedness relating to or secured by such assets which is paid out of such gross receipts, (B) the costs and expenses of the sale, exchange or disposition including brokerage commissions, and (C) in the case of condemnation or casualty, the cost of any collection, repair or restoration.

         "NET OPERATING CASH FLOW" means, for any period, the excess of cash receipts of all kinds for that period (including disbursements from reserves previously established by the Managing Member) over cash disbursements of all kinds for that period (including reasonable reserves established by the Managing Member), but excluding Net Capital Proceeds.

         "PERCENTAGE INTEREST" means, with respect to each Member, the percentage set forth below opposite its name, in each case, subject to adjustment as provided in this Agreement:

                  Interstate Management              99.99%

                  MM                                   .01%

         "PERMITTED TRANSFER" means any Transfer expressly permitted by the terms of this Agreement.

         "PERSON" means any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other entity whether domestic or foreign.

         "PROFITS"and "LOSSES" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) any depreciation, amortization and/or cost recovery deductions with respect to any asset shall be deemed to be equal to the Book Depreciation available with respect to such asset;

                  (b) any income or gain of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

                  (c) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(I), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

                  (d) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses;

                  (e) in the event the Book Value of any Company asset is adjusted pursuant to the definition of Book Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                  (f) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value; and

                  (g) any items of income, gain, loss or deduction which are allocated individually specially pursuant to the provisions of Section
         7.2 shall not be taken into account in computing Profits and Losses for any taxable year.

         "REMAINING MEMBERS" as defined in subsection 10.1.1.

         "REQUIRED FUNDS" as defined in subsection 6.2.2.

         "SECURITIES ACT" as defined in subsection 12.1.6.

         "SECURITIES LAWS" as defined in subsection 12.1.6.

         "SPECIAL TAX EVENT" means a sale or transfer of all or part of a Member's Percentage Interest that would cause Interstate Management to recognize any of the "built-in gain" with respect to its interests in the Company.

         "SUBMANAGEMENT AGREEMENTS" means those certain Submanagement Agreements entered into by and among the Company and the Submanager with respect to the Hotels, as the same may be amended, modified, restated or supplemented from time to time.

         "SUBSTITUTE MEMBER" as defined in Section 9.3.

         "SUBMANAGER" MEANS [MARRIOTT OR MARRIOTT WHOLLY OWNED ENTITY].

         "TAX MATTERS MEMBER" as defined in Section 7.4.

         "TRANSFER" as defined in subsection 9.1.1.

         "TREASURY REGULATIONS" means the income tax regulations promulgated under the Code, whether temporary, proposed or finalized, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                                    ARTICLE 2
                        FORMATION, DURATION AND PURPOSES
                        --------------------------------

         SECTION 2.1 FORMATION. Pursuant to the Delaware Limited Liability Company Act, codified in the Delaware Code Annotated, Title 6, Sections 18-101 to 18-1109, as the same may be amended from time to time (the "ACT"), the Members have formed a limited liability company by filing the Certificate of Formation with the Secretary of State of the State of Delaware. The rights and liabilities of the Members, and the operation of the Company, shall be governed by and determined pursuant to the Act and this Agreement. To the extent the rights and obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement, to the extent permitted by the Act, shall control.

         SECTION 2.2 NAME; REGISTERED AGENT AND REGISTERED OFFICE. The name of the Company, and the name under which the business of the Company shall be conducted shall be IHC II, LLC or such other name as hereafter may be adopted by the Class A Member. The Registered Agent of the Company shall be [Corporation Service Company], or such other Person as may be selected from time to time by the Class A Member. The registered office of the Company shall be at [1013 Centre Road, Wilmington, Delaware 19805].

         SECTION 2.3 PRINCIPAL OFFICE. The principal place of business and office of the Company shall be located c/o [________________________________ ], or at such other place as may be determined by the Class A Member.

         SECTION 2.4 PURPOSES AND BUSINESS.

         2.4.1 The purpose and nature of the business of the Company shall be:

                           (i) to directly or indirectly own, hold, manage, terminate, extend, amend, amend and restate or otherwise modify, or renew or replace (provided such renewal or replacement relates solely to the hotels referenced in the Contracts) the Contracts;

                           (ii) to exercise the rights and perform the obligations of the Company under and pursuant to the Contracts, including to act as managers and franchisees under such Contracts or any renewals or replacements thereof with respect to the hotels referenced in such Contracts; and

                           (iv) to conduct all activities necessary or desirable to accomplish the foregoing purposes.

                  2.4.2 For so long as the Management Agreement remains in place, the Company shall not:

                           (i) employ any individual other than as an independent contractor;

                           (ii) enter into any contract or agreement other than as permitted under subsection 2.4.1;

                           (iii) enter into or conduct any business other than as set forth subsection 2.4.1;

                           (iv) fail to correct any known misunderstanding regarding its separate identity;

                           (v) commingle its funds or other assets with those of any other Person (except as specifically contemplated in the Contracts);

                           (vi) guarantee or become obligated for the debts of any other person or hold its credit as being available to satisfy the obligations of any other person;

                           (vii) pledge any of its assets for the benefit of any other Person other than in connection with the Management Agreement; or

                           (viii)   make any loans to any other person;

         SECTION 2.5 PURPOSES AND BUSINESS. The Members acknowledge and agree that they intend for all management and franchise activities, other than franchise or management activities permitted under subsection 2.4.1 or relating to the hotels currently managed under the Contracts, to be conducted by Interstate Management, as opposed to the Company, and neither the Class A Member or the Class B Member shall have any obligation, fiduciary or otherwise, to offer or bring to the Company any opportunities relating to any business activities not contemplated in subsection 2.4.1. It is anticipated that all such opportunities not contemplated by subsection 2.4.1 shall be transferred to Interstate Management.



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


                                    ARTICLE 3
                        RIGHTS AND OBLIGATIONS OF MEMBERS
                        ---------------------------------



         SECTION 3.1 LIMITED LIABILITY. Except as required under the Act or as expressly set forth in this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company, and no Member will be obligated personally for any debt, obligation or liability of the Company solely by reason of being a member of the Company.

         SECTION 3.2 ADMISSION OF MEMBERS. Interstate Management is the sole Class A Member and MM is the sole Class B Member of the Company and shall be shown as such on the books and records of the Company. Except as expressly permitted by this Agreement, no other Person will be admitted as a member of the Company, and no additional Interests will be issued, without the approval of Interstate Management and MM.

         SECTION 3.3 BANKRUPTCY OF A MEMBER. Except as provided in Section 10.1, the Bankruptcy of any Member shall not cause a dissolution of the Company, and the rights of such Member to share in the profits or losses of the Company and to receive distributions of Company funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Company shall continue as a limited liability company. However, in no event shall any such assignee become a substitute Member or succeed to any right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member, unless such assignee shall otherwise be entitled to become a Substitute Member under the terms of this Agreement.

         SECTION 3.4 NO WITHDRAWAL. No Member may withdraw from the Company without the prior consent of the other Members (which may be granted or withheld in the sole discretion of such Members), other than as expressly provided in this Agreement.

         SECTION 3.5 REMUNERATION TO MEMBERS. Except as expressly otherwise authorized in, or pursuant to, this Agreement, no Member shall be entitled to remuneration for acting in the Company business.

         SECTION 3.6 DUTIES AND CONFLICTS. Notwithstanding anything to the contrary contained in this Agreement, (i) each Member recognizes that the other Member and its Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Company, and that such Persons are entitled to carry on such other business interests, activities and investments; (ii) the Members and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Company, without any obligation to offer any interest in such activities to the Company or to any Member; and (iii) neither the Company nor any Member shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Company, shall not be deemed wrongful or improper.

                                    ARTICLE 4
                                   MANAGEMENT
                                   ----------


         SECTION 4.1 MANAGEMENT BY THE CLASS A MEMBER; MEMBERS.

                  4.1.1 MANAGEMENT BY THE CLASS A MEMBER. Subject to the limitations contained in subsection 4.1.3, the overall management and control of the business and affairs of the Company shall be overseen by the Class A Member, in the form and manner described below. Except as otherwise expressly provided in this Agreement, the Class A Member shall have the exclusive power and authority to take such action for and on behalf of the Company as the Class A Member shall from time to time deem necessary or appropriate to carry on the Company business and to carry out the purposes for which the Company was organized.

                  4.1.2 INVOLVEMENT IN COMPANY BUSINESS. The Class A Member shall devote such time to the Company business as it deems to be necessary or desirable in connection with its respective duties and responsibilities hereunder.

                  4.1.3 ACTIONS REQUIRING THE CONSENT OF THE CLASS B MEMBER. Notwithstanding any other provision hereof to the contrary, for so long as the Submanagement Agreements remain in effect, the Company shall not, without the prior written consent of both the Class A Member and the Class B Member:

         (a) dissolve, liquidate, consolidate or merge or sell all or substantially all of its assets;

         (b)      engage in any business other than that specified in Section
                  2.4;

         (c) acquire any assets or incur any liabilities not reasonably related to the conduct of the business specified in Section 2.4;

         (d) institute proceedings to have the Company adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition with respect to the Company or consent to a petition with respect to the Company seeking reorganization or relief under any applicable Federal or state laws relating to bankruptcy or insolvency, or consent to the appointment of receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial portion of its assets, or make any assignment for the benefit of creditors by the Company, or except as required by law, admit in writing the inability of the Company to pay its debts generally as they become due, or take any action as a limited liability company in furtherance of any such action;

         (e) terminate (or assert, either directly to the Submanager or in any judicial or administrative proceeding involving the Submanagement Agreements, the right to terminate) the Submanagement Agreement except (A) as a result of a breach by the Submanager of any of the Submanager's duties or obligations under the Submanagement Agreements (subject to the conditions and limitations set forth in the Submanagement Agreements); or (B) pursuant to the exercise of an express termination right set forth in the Submanagement Agreement;

         (f) assert, either directly to the Submanager or in any judicial or administrative proceeding involving the Submanagement Agreement, (A) that the status of the Submanager with respect to the Company under the Submanagement Agreements is other than that of an "independent contractor" with the rights and obligations expressly set forth in the Submanagement Agreement, or (B) that the Submanager is not entitled to injunctive relief preventing a termination of the Submanagement Agreements (except in accordance with the express terms thereof or as a result of a breach by the Submanager of any of the Submanager's duties or obligations under the Submanagement Agreement (subject to the conditions and limitations set forth in the Submanagement Agreement)) by reason of the fact that the Submanager would have an adequate remedy at law for money damages by reason of such wrongful termination; or

         (g) assert, either directly to the Class B Member or in any judicial or administrative proceeding, that the provisions of this Section are invalid or otherwise not enforceable strictly in accordance with their express terms.

         If either Member shall at any time violate, or attempt to violate, any of the provisions of this subsection 4.1.3 and any rights hereby granted, then the other Member shall, in addition to all rights and remedies at law and in equity, be entitled to a decree or order restraining such violation.

         4.1.4 In exercising voting and other management rights under this LLC Agreement (including, those set forth in Subsection 4.1.4), no Member,
         (i) shall have any fiduciary duty to the Company or the other Member or
         (ii) shall be liable for (or otherwise prevented from) exercising such rights in a manner that solely benefits its economic and business interests, without regard to the interests of the Company or the other Member.

         4.1.5 Notwithstanding the foregoing provisions of this Section 4.1 or any other provision of this Agreement to the contrary, the Members shall not be empowered to, and shall not (i) undertake any act in violation of this Agreement; (ii) possess or take title to any assets of the Company; or (iii) take any action that makes it illegal or impossible for the Company to carry on its business.

         SECTION 4.2 BANK ACCOUNTS. The Class A Member shall open and thereafter maintain, for the Company, a commercial checking account and such other accounts at one or more banks or trust companies organized and existing under the laws of the United States or any state thereof, each having combined capital and surplus aggregating at least $500,000,000 and none of which is an Affiliate of any Member, which accounts shall be interest bearing to the extent practicable. All funds of the Company shall be promptly deposited in said accounts.

         SECTION 4.3 LIABILITY; INDEMNIFICATION. Except as set forth in Section 4.4, no Member (including the Class A Member) shall be liable to the Company or any Member for any act or omission by it in the conduct of its duties as a Class A Member or Member, as the case may be, which is within the scope of such Person's authority hereunder and which is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The Company shall indemnify, defend and hold harmless each such Person and their respective Affiliates and agents from and against any personal liability, claim, loss, damage, cost or expenses, including attorneys' fees and expenses, incurred or sustained by such Person or such Affiliate or agent by reason of any act or omission by it which is within the scope of its authority hereunder and which is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The indemnification provided under this Section 4.3 shall be in addition to, and shall not limit or diminish, the coverage of any such Person or Affiliate or agent under any insurance covering the Company. The provisions of this Section 4.3 shall survive any termination of the Company or this Agreement.

         SECTION 4.4 LIMITATION ON SALE OF ASSETS. The Members acknowledge that a portion of the stock of Interstate Management is held by PAH Interstate Holdings, Inc. ("PAH"), an entity that is a "real estate investment trust" for Federal income tax purposes (a "REIT") that must comply with certain requirements to continue to qualify as a REIT, including proposed legislation affecting the operations and activities of "stapled" REITs entitled to grandfathering relief under Section 269B of the Code. Accordingly, without the prior written consent of Interstate Management, the Company shall not, and the Managing Member shall cause the Company not to, (I) acquire any real property or other interests in real estate (including leasehold interests), or acquire interests in, or substantially all of the assets of, any other person or entity or (ii) change the nature of the Company's business in a manner not contemplated by this Agreement.

         SECTION 4.5 ALLOCATION OF COSTS AND EXPENSES. The Company and Interstate Management acknowledge that certain services may be provided by Interstate Management for the benefit of the Company. All costs and expenses relating to services provided by Interstate Management for, in whole or in part, the benefit of Company (the "SHARED EXPENSES") shall be allocated between the Company and Interstate Management, based on generally accepted accounting principles consistently applied, on the basis of which party benefited from the expenditure of such Shared Expenses. To the extent the allocation of any Shared Expenses cannot be fairly or equitably apportioned (including general and administrative expenses), the Company and Interstate Management shall allocate Shared Expenses based on respective gross revenues so that each party's profit margins are substantially the same for similar services. The Managing Member and the Non-Managing Member may mutually agree to apportion Shared Expenses between the Company and Interstate Management other than as set forth above.

                                    ARTICLE 5
                                BOOKS AND RECORDS
                                -----------------

         SECTION 5.1 BOOKS AND RECORDS. The Class A Member shall maintain or cause to be maintained, at the expense of the Company, in a manner customary and consistent with good accounting principles, practices and procedures, a comprehensive system of office records, books and accounts (which records, books and accounts shall be and remain the property of the Company) in which shall be entered fully and accurately each and every financial transaction with respect to the operations of the Company. Bills, receipts and vouchers shall be maintained on file by the Company. The Class A Member shall maintain or caused to be maintained said books and accounts in a safe manner and separate from any records not having to do directly with the Company. The Class A Member shall cause audits to be performed and audited financial statements and income tax returns to be prepared as it deems necessary. Such books and records of account shall be prepared and maintained by the Class A Member at a location or locations designated by the Class A Member. Each Member or its duly authorized representative shall have the right to inspect, examine and copy such books and records of account at the Company's office during reasonable business hours.

         SECTION 5.2 ACCOUNTING AND FISCAL YEAR. The books of the Company shall be kept on the accrual basis and the Company shall report its operations for tax purposes on the accrual method. The taxable year of the Company shall end on December 31 of each year, unless a different taxable year shall be required by the Code.

         SECTION 5.3 REPORTS.

                  5.3.1 The Class A Member shall prepare, or cause to be prepared, at Company expense, the financial reports and other information, including, without limitation, audited financial statements, that the Class A Member may determine are appropriate. The Class A Member shall prepare or cause to be prepared at the expense of the Company and furnished to each of the Members the following:

                             5.3.1.1 Within sixty (60) calendar days after the close of each calendar year of the Company, audited financial statements, including, without limitation, related notes to financial statements, a balance sheet of the Company dated as of the end of the calendar year, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the Company for the calendar year and information for the calendar year as to the balance in each Member's Capital Account, and all other information deemed reasonably necessary by the Class A Member, certified to by an independent accounting firm as, to the best of its knowledge, true and correct and prepared in accordance with generally accepted accounting principles applied on a consistent basis, and all of which shall otherwise be certified in such manner as is customary;

                             5.3.1.2 Within twenty (20) calendar days after the close of each calendar quarter of the Company (other than the last calendar quarter in any calendar year), a balance sheet of the Company dated as of the end of the calendar quarter, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the calendar quarter and information for the calendar quarter as to the balance in each Member's Capital Account, and all other information, including a market update, as is deemed reasonable by the Class A Member, all of which shall be certified to by the Person preparing or responsible for preparing such statements as being, to the best of its knowledge, true and correct;

                             5.3.1.3 Within twenty (20) calendar days after the end of each calendar month, an income statement (with budget variance explanations) and statement of cash flow; and

                             5.3.1.4 Promptly after the end of each calendar year the Class A Member will use its best efforts to have the Company Accountant prepare and deliver to each Member a report setting forth in sufficient detail all such information and data with respect to business transactions effected by or involving the Company during the calendar year as will enable the Company and each Member to timely prepare its federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing. The Class A Member will use its reasonable efforts to have the Company Accountant also prepare federal, state and local tax returns required of the Company, submit those returns to the Company for its approval no later than 30 calendar days prior to the date required for the filing thereof (including any extensions granted) and will file the tax returns after they have been approved by the Class A Member. In the event the Class A Member shall not desire or be able to approve any such tax return prior to the date required for the filing thereof (including any extensions granted), the Company will timely obtain an extension of such date if such extension is available under applicable law. In all cases, tax returns shall be prepared and filed in accordance with applicable law.

                  5.3.2 All decisions as to accounting principles shall be made by the Class A Member subject to the provisions of this Agreement.

         SECTION 5.4 THE COMPANY ACCOUNTANT. The Company shall retain as the regular accountant and auditor for the Company (the "COMPANY ACCOUNTANT") a nationally-recognized accounting firm or any other accounting firm acceptable to the Class A Member in its sole discretion. The fees and expenses of the Company Accountant shall be a Company expense.

                                    ARTICLE 6
                                  CONTRIBUTIONS
                                  -------------

         SECTION 6.1 INITIAL CAPITAL CONTRIBUTIONS. The "INITIAL CAPITAL CONTRIBUTIONS" of the Class A Member and initial Capital Account balance for the Class A Member shall be as described on Schedule 1.1 attached hereto.

         SECTION 6.2 ADDITIONAL CAPITAL CONTRIBUTIONS.

                  6.2.1 No Member shall be obligated to make any additional contributions of capital (all contributions of capital to the Company, including the Initial Capital Contributions, "CAPITAL CONTRIBUTIONS") to the Company (including upon dissolution and liquidation of the Company).

                  6.2.2 The Class A Member shall monitor the finances of the Company in an attempt to determine whether or not, and when, the cash receipts of the Company are insufficient to pay all costs and expenses of the Company (such costs and expenses, the "NECESSARY COSTS"). The Class A Member shall have the right, but not the obligation, to contribute capital to the Company to cover Necessary Costs. If the Class A Member makes such additional contributions of capital, its Capital Account shall be adjusted accordingly.

                  6.2.3 [Reserved]

         SECTION 6.3 NO THIRD PARTY BENEFICIARY. The provisions hereof are intended for the benefit of the Members and the Company only and shall not confer any right or claim upon, or otherwise inure to the benefit of, any officer or creditor of, or other third party having dealings with, the Company.

         SECTION 6.4 CAPITAL ACCOUNTS. A Capital Account shall be maintained for the Class A Member. Initially, the Capital Account of the Class A Member shall be credited with the amounts referred to in Schedule 1.1. Thereafter, the Class A Member's Capital Account shall be credited with the Profits, any individual items of income and gain allocated to such Member pursuant to the provisions of
Article 7, the amount of additional cash, and the Book Value of any asset (net of any liabilities assumed by the Company and liabilities to which the asset is subject), contributed to the Company by such Member (an "ADDITIONAL CAPITAL CONTRIBUTION"), and shall be debited with the Losses, any individual items of deduction and loss allocated to such Member pursuant to the provisions of
Article 7, the amount of any cash distributed to such Member and the Book Value of any asset distributed to such Member (net of any liabilities assumed by the Member and liabilities to which the asset is subject). In the event that all or a portion of an interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                  It is the intention of the Members that the Class B Member have no economic interest in the assets of the Company, but rather has the consent rights specifically set forth herein. Accordingly, no Capital Account shall be maintained for the Class B Member.

         SECTION 6.5 WITHDRAWAL OF CAPITAL. Except as provided herein, (i) no Member shall be entitled to withdraw any part of its Capital Account, (ii) no Member shall be entitled to receive any interest on its Capital Account or distributions from the Company, and (iii) no Member shall be entitled to demand or receive any property from the Company other than cash.

         SECTION 6.6 NEGATIVE CAPITAL ACCOUNTS. In no event shall the Class A Member be obligated to make any capital contribution to the Company solely as a result of the existence at any time of a negative Capital Account balance.


                                    ARTICLE 7
                  ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS
                  ---------------------------------------------

         SECTION 7.1 PROFITS AND LOSSES. Profits and Losses for each fiscal year of the Company shall be allocated to the Class A Member.

         SECTION 7.2 REGULATORY ALLOCATIONS.

                  7.2.1 Notwithstanding subsection 7.1, the following special allocations shall be made each taxable year, to the extent required, in the following order:

                  (i) Minimum Gain Chargebacks and Qualified Income Offset. Items of Company income and gain shall be allocated to the extent of, and in an amount sufficient to satisfy, the "minimum gain chargeback" requirements of Treasury Regulations Section 1.704-2(f) and (i)(4) and the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3).

                  (ii) Nonrecourse and Partner Nonrecourse Deductions. "Nonrecourse deductions" of the Company (within the meaning of Treasury Regulations Section 1.704-2(b)(1)) shall be allocated among the Members in proportion to their respective Capital Contributions. "Partner nonrecourse deductions" (within the meaning of Treasury Regulations Section 1.704-2(i)) shall be allocated to the Member who bears the economic risk of loss associated with such deductions, in accordance with Treasury Regulations
                           Section 1.704-2(i).

                  (iii) Any Other Allocations of Items Which Cannot Have Economic Effect. Unless otherwise required by Code
                           Section 704(b) or the Treasury Regulations promulgated thereunder or otherwise provided in this subsection 7.2.2, any allocations of Company items of income, gain, loss, deduction or credit that cannot have "economic effect" (within the meaning of Treasury Regulations Section 1.704-1 and 1.704-2) shall be allocated among the Members in proportion to their respective Percentage Interests.

         SECTION 7.3 TAX ALLOCATIONS. The Company's ordinary income and losses and capital gain as determined for tax purposes (and each item of income, gain, loss or deduction entering into the computation thereof) shall be allocated to the Members in the same proportions as the corresponding "book" items are allocated pursuant to Sections 7.1 and 7.2 of this Agreement. Notwithstanding the foregoing, tax items relating to property with an adjusted tax basis that is different from its Book Value shall be allocated among the Members in accordance with Section 704(c) of the Code and the Treasury Regulations issued thereunder. Items described in this Section 7.3 shall neither be credited nor charged to the Member's Capital Accounts.

         SECTION 7.4 TAX MATTERS MEMBER. The Class A Member is hereby designated as the "TAX MATTERS MEMBER" for the Company (as such term is defined in Section 6231(a)(7) of the Code), and all federal, state and local tax audits and litigation shall be conducted under the direction of the Tax Matters Member.

         SECTION 7.5 TAX ELECTIONS. All elections required or permitted to be made by the Code or other applicable tax laws, and all material decisions with respect to the calculation of taxable income or tax loss under the Code or any other applicable tax laws, shall be made by the Tax Matters Member.

         SECTION 7.6 INTENTION OF THE MEMBERS. It is the intention of the Members that the Class A Member is the sole member of the Company for Federal, state and local income tax purposes, the Tax Matters Member shall perform its duties consistent with such intent and the Members agree to take no action inconsistent with that intent.


                                    ARTICLE 8
                                  DISTRIBUTIONS
                                  -------------

         SECTION 8.1 CASH AVAILABLE FOR DISTRIBUTIONS.

                  8.1.1 At such times as are determined by the Class A Member (but no less frequently than quarterly), the Company shall make a distribution of Net Operating Cash Flow of the Company (to the extent positive). Net Operating Cash Flow distributions shall be made to the Class A Member.

                  8.1.2 Except upon the liquidation of the Company (in which event Net Capital Proceeds shall be distributed pursuant to Section 10.2) any Net Capital Proceeds shall be distributed within thirty (30) days following receipt by the Company to the Class A Member.

                  8.1.3 Except as provided in subsection 8.1.1 and subsection
         8.1.2 above, no portion of any capital contribution made by any Member to the Company may be withdrawn or distributed at any time.


                                    ARTICLE 9
                                    TRANSFER
                                    --------

         SECTION 9.1 NO TRANSFER OF INTERESTS.

                   9.1.1 Except as expressly permitted or contemplated by this
         Agreement: no Member may sell, assign, give, hypothecate, pledge, encumber or otherwise transfer ("TRANSFER") all or any portion of its Interest, whether directly or indirectly without the written consent of the other Members of the Company.

                  9.1.2 Any Transfer by a Member of its Interest in contravention of this Article 9 shall be null and void. No Member shall withdraw from the Company except in connection with a Permitted Transfer or in accordance with Section 3.4.

         SECTION 9.2 [RESERVED]

         SECTION 9.3 TRANSFEREES. Notwithstanding anything to the contrary contained in this Agreement, no transfer of all or any part of any Interest shall be made if, as a result thereof, any income of the Company will be subject to corporate federal income tax. No transferee of all or any portion of any Interest shall be admitted as a Member unless such Interest is transferred in compliance with the applicable provisions of this Agreement, such transferee shall have furnished evidence of satisfaction of the requirements of Section 9.2 reasonably satisfactory to the remaining Members, and such transferee shall have executed and delivered to the Company such instruments necessary to effectuate the admission of such transferee as a Member and to confirm the agreement of such transferee to be bound by all of the terms and provisions of this Agreement with respect to such Interest. At the request of the remaining Members prior to such transfer, each such transferee shall also cause to be delivered to the Company, at the transferee's sole cost and expense, a favorable opinion of legal counsel reasonably acceptable to the Company, to the effect that such transferee has the legal right, power and capacity to own the Interest proposed to be transferred. As promptly as practicable after the admission of any Person as a Member, the books and records of the Company shall be changed to reflect such admission. Upon satisfaction of the requirements of this Section 9.3 and any other applicable provisions of this Agreement), such transferee shall be a substitute Member (a "SUBSTITUTE MEMBER") of the Company. All reasonable costs and expenses incurred by the Company in connection with any Transfer of any Interest and, if applicable, the admission of any transferee as a Member shall be paid by such transferee.

         SECTION 9.4 ADMISSION OF ADDITIONAL MEMBERS.

                  9.4.1 No person may be admitted as an additional Member of the Company (in contrast with admission as a Substitute Member in connection with a Permitted Transfer) without the prior written consent of the Members.

                  9.4.2 Any additional Member admitted to the Company shall execute and deliver documentation in form satisfactory to the Class A Member or the Members, as the case may be, accepting and agreeing to be bound by this Agreement, and such other documentation as the Class A Member or the Members, as the case may be, shall require in order to effect such person's admission as an additional Member. The admission of any person as an additional Member (an "ADDITIONAL MEMBER") shall become effective as of the date upon which the name of such person is recorded on the books and records of the Company following the consent of the Class A Member or the Members, as the case may be, to such admission.

         SECTION 9.5 MANDATORY REDEMPTION OF CLASS B INTERESTS. Promptly following the termination of the last Submanagement Agreement, the Class A Member shall be required to purchase the Interest of the Class B Member (and the Class B Member shall be required to sell its Interest to the Class A Member) in the Company for One Dollar ($1.00).

                                   ARTICLE 10
                                   TERMINATION
                                   -----------

         SECTION 10.1 DISSOLUTION. The Company shall be dissolved and its business wound up upon the happening of any of the following events, whichever shall first occur:

                  10.1.1 the Bankruptcy of any Member, if within ninety (90) days thereafter, a majority in interest of the remaining Members (the "REMAINING MEMBERS") shall not have elected to continue the Company, which right of election is hereby granted to them; or

                  10.1.2 entry of a decree of judicial dissolution of the Company.

In no event shall the Company dissolve prior to the occurrence of one of the events set forth above.

         SECTION 10.2 TERMINATION. In cases of dissolution of the Company, the business of the Company shall be wound up and the Company terminated as promptly as practicable thereafter, and each of the following shall be accomplished:

                  10.2.1 The Liquidating Member shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Members.

                  10.2.2 The property and assets of the Company shall be liquidated by the Liquidating Member as promptly as possible, but in an orderly and businesslike and commercially reasonable manner. The Liquidating Member may, in the exercise of its business judgment and if commercially reasonable, determine not to sell all or any portion of the property and assets of the Company, in which event such property and assets shall be distributed in kind pursuant to subsection 10.2.4 below.

                  10.2.3 Any income, gain, profit or loss realized by the Company upon the sale or other disposition of its property pursuant to subsection 10.2.2 shall be allocated to the Class A Member as and to the extent required by Article 7 hereof.

                  10.2.4 The proceeds of sale and all other assets of the Company shall be applied and distributed as follows and in the following order of priority:

                  (i) To the payment of the Company's outstanding liabilities, which shall be set forth on a statement as provided in subsection 10.2.1.

                  (ii) To the setting up of any reserves which the Liquidating Member shall determine to be reasonably necessary for contingent, unliquidated or unforseen liabilities or obligations of the Company or the Members arising out of or in connection with the Company. Such reserves, may, in the discretion of the Liquidating Member, be paid over to a national bank or national title with the Company as escrowee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above, and at the expiration of such period as the Liquidating Member may reasonably deem advisable, distribute any remaining balance in the manner set forth below.

                  (iii)    To the Class A Member.

         No payment or distribution in any of the foregoing categories shall be made until all payments in each prior category shall have been made in full. If the payments due to be made in any of the foregoing categories exceed the remaining assets available for such purpose, such payment shall be made to the Persons entitled to receive the same pro rata in accordance with the respective amount due to each such Person. Payments described in clause (ii) above may be made in cash or in assets of the Company in kind. Any asset distributed in kind shall be valued at its fair market value and for all purposes of this Agreement shall be treated as if such asset had been sold at such value and the net cash proceeds therefrom distributed to the Class A Member. Without limiting the foregoing, with respect to any assets distributed in kind, there shall be a calculation of the amount of Profit or Loss that would have been realized by the Company with respect to such assets if such assets had been sold at fair market value.

         SECTION 10.3 ACTS IN FURTHERANCE OF LIQUIDATION. Each Member, upon the request of the Liquidating Member, shall promptly execute, acknowledge and deliver all documents and other instruments as the Liquidating Member shall reasonably request to effectuate the proper dissolution and termination of the Company, including the winding up of the business of the Company.


                                   ARTICLE 11
                             INTENTIONALLY RESERVED
                             ----------------------

                                   [Reserved]



                                   ARTICLE 12
                               GENERAL PROVISIONS
                               ------------------

         SECTION 12.1 COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE MEMBERS. Each Member represents and warrants to the other Members as follows:

                  12.1.1 It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement.

                  12.1.2 This Agreement constitutes the legal, valid and binding obligation of the Member enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors' rights generally.

                  12.1.3 No consents or approvals are required from any governmental authority or other Person for the Member to enter into this Agreement. All limited liability company, corporate or partnership action on the part of the Member necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated under this Agreement, have been duly taken.

                  12.1.4 The execution and delivery of this Agreement by the Member, and the consummation of the transactions contemplated under this Agreement, do not conflict with or contravene the provision of the Member's organizational documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject.

                  12.1.5 No Member has retained any broker, finder or other commission or fee agent, and no such person has acted on its behalf in connection with the execution and delivery of this Agreement.

                  12.1.6 Each Member is acquiring its interest in the Company for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933 (the "SECURITIES ACT") or any other applicable federal or state securities law, rule or regulation ("SECURITIES LAWS").

                  12.1.7 Each Member acknowledges that it is aware that its interest in the Company has not been registered under the Securities Act or under any other Securities Law in reliance upon exemption contained therein. Each Member understands and acknowledges that its representations and warranties contained herein are being relied upon by the Company, the other Members and the constituent owners of such other Members as the basis for exemption of the issuance of interest in the Company from registration requirements of the Securities Act and other Securities Laws. Each Member acknowledges that the Company will not and has no obligation to register any interest in the Company under the Securities Act or other Securities Laws.

                  12.1.8 Each Member acknowledges that prior to its execution of this Agreement, it received a copy of this Agreement and that it examined this document or caused this document to be examined by its representative or attorney. Each Member further acknowledges that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Company, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Company, the Assets or the other Members. Each Member acknowledges that it understand that the acquisition of its interest in the Company is a speculative investment involving a high degree of risks and represents that it has a net worth sufficient to bear the economic risk of its investment in the Company and to justify its investing in a highly speculative Company of this type.

         SECTION 12.2 NOTICES. All notices, demands, approvals, consents or requests provided for or permitted to be given pursuant to this Agreement must be in writing.

                  12.2.1 All notices, demands, approvals, consents and requests to be sent to the Company pursuant to the terms hereof shall be deemed to have been properly given or served by personal delivery or by a nationally recognized overnight courier or by registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

                  If to the Company:

                             c/o Interstate Management

                  With a copy to:

                             Interstate Management

                  With a copy to:

                             [MM]

                  If to Interstate Management:

                             Interstate Management

                  If to MM:

                             [MM]

                  12.2.2 All notices, demands and requests shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt or upon the date of acknowledgment or confirmation of receipt with respect to delivery by or nationally recognized overnight courier. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

                  12.2.3 By giving to the other parties at least ten (10) days prior written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

         SECTION 12.3 GOVERNING LAWS; JURISDICTION; VENUE.

                  12.3.1 GOVERNING LAWS. This Agreement and the obligations of the Members hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

                  12.3.2 JURISDICTION; VENUE. Each of the Members hereby irrevocably submits to the exclusive jurisdiction of any state court located in the City of Wilmington, Delaware and any federal court in the State of Delaware and any other court with jurisdiction to hear appeals from such courts for the purposes of any suit, action or other proceeding of any type whatsoever arising out of this Agreement or the subject matter hereof, and to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         SECTION 12.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto relative to the formation and operation of the Company. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         SECTION 12.5 WAIVER. No consent or waiver, express or implied, by any Member to or of any breach or default by any other Member in the performance by the other Member of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Member of the same or any other obligations of such other Member hereunder. Failure on the part of any Member to complain of any act or failure to act of any of the other Members or to declare any of the other Members in default, irrespective of how long such failure continues, shall not constitute a waiver by such Member of its rights hereunder.

         SECTION 12.6 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or enforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 12.7 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa and shall refer solely to the parties signatory thereto except where otherwise specifically provided. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to Articles, Sections or subdivisions thereof shall refer to the corresponding

Articles, Sections or subdivisions thereof of this Agreement unless specific reference is made to such Articles, Sections or subdivisions of another document or instrument. Any use of the word "INCLUDING" herein shall, unless the context clearly requires otherwise, be deemed to mean "INCLUDING WITHOUT LIMITATION."

         SECTION 12.8 ACTION BY THE MEMBERS. No approval, consent, designation or other action by a Member shall be binding upon such Member unless the same is in writing and executed on behalf of such Member by a duly authorized representative of such Member.

         SECTION 12.9 AMENDMENTS. No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment shall be in writing and duly executed by all of the Members.

         SECTION 12.10 BINDING AGREEMENT. Subject to the restrictions on transfers and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Members and their respective heirs, executors, legal representatives, successors and assigns. Whenever, in this instrument, a reference to any party or Member is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such party or Member.

         SECTION 12.11 FURTHER ASSURANCES. Each of the Members shall hereafter execute and deliver such further instruments and do such further acts and things as may be reasonably necessary to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.

                                  INTERSTATE HOTELS MANAGEMENT, INC.

                                  a Maryland corporation

                                  By: _______________________________
                                      Name:
                                      Title:

                                  MARRIOTT MEMBER

                                  a [** Delaware **] corporation

                                  By: _______________________________
                                      Name:
                                      Title:

                                  SCHEDULE 1.1
                                  ------------

                    INITIAL CAPITAL ACCOUNT OF CLASS A MEMBER
                    -----------------------------------------

                                  SCHEDULE 1.3
                                  ------------

                        LIST OF SUBMANAGEMENT AGREEMENTS
                        --------------------------------

                                 SCHEDULE 2.4.1
                                 --------------

                          LIST OF MANAGEMENT CONTRACTS